UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 2, 2020

Commission File Number:  0-23636

Hawthorn Bancshares, Inc.
(Exact name of registrant as specified in its charter.)

Missouri
(State or other jurisdiction of incorporation or organization)
43-1626350
(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of principal executive offices)

573-761-6100
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $1.00 per share
Trading Symbol(s)
HWBK
Name of exchange on which registered
The Nasdaq Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 2, 2020, at which meeting our shareholders voted upon the following matters:

*The election of three Class I directors to hold office for a term expiring at our 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
*The ratification and approval of the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2020.
*The non-binding advisory vote on executive compensation; and
*The non-binding advisory vote on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years.

Election of Directors

At the annual meeting, Philip D. Freeman, Kathleen L. Bruegenhemke and Jonathan D. Holtaway were elected as Class I directors. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Philip D. Freeman
For - 3,065,904
Against - 532,051
Abstain - 133,124
There were 1,157,923 broker non-votes with respect to this matter.

Kathleen L. Bruegenhemke
For - 3,323,925
Against - 273,882
Abstain - 133,272
There were 1,157,923 broker non-votes with respect to this matter.

Jonathan D. Holtaway
For - 3,352,872
Against - 218,874
Abstain - 159,332
There were 1,157,923 broker non-votes with respect to this matter.

In addition to the three Class I directors elected at the Annual Meeting, the persons continuing in their term of office as members of our board of directors are:

Class II Directors (terms to expire in 2021)
Frank E. Burkhead
Gus S. Wetzel, III

Class III Directors (terms to expire in 2022)
Kevin L. Riley
David T. Turner

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2020 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 4,677,232
Against - 64,749
Abstain - 147,021
There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 3,217,047
Against - 303,950
Abstain - 210,082
There were 1,157,923 broker non-votes with respect to this matter.

At the annual meeting, non-binding advisory vote was held on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years. The following is a summary of the votes cast at the annual meeting with respect to this matter.

1 Year - 1,756,407
2 Years - 55,380
3 Years - 1,726,158
Abstain - 193,133
There were 1,157,923 broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 22, 2020.

Item 9.01 Financial Statements and Exhibits.

The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Exhibit Index

Exhibit No.	Description
EX-99.1	Hawthorn Bancshares Announces Results of 2020 Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date:   June 4, 2020
By:	/s/ David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President